  As filed with the Securities and Exchange Commission on November 24, 1999.
                                                      Registration No. 333-70371

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM  S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         ______________________________

                      Midcoast  Energy  Resources,  Inc.
            (Exact name of registrant as specified in its charter)


                          Texas                                                                         76-0378638
(State or other jurisdiction of incorporation or organization)                              (I.R.S. Employer Identification No.)

                          1100 Louisiana, Suite 2950
                             Houston, Texas 77002
                            Phone:  (713) 650-8900
                             Fax:  (713) 650-3232
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

 [See "Table of Additional Registrants" on the following page for information relating to the subsidiaries of Midcoast Energy Resources, Inc. that may guarantee payments owed on the Debt Securities registered hereunder.]

                                Dan C. Tutcher
                     President and Chief Executive Officer
                        Midcoast Energy Resources, Inc.
                          1100 Louisiana, Suite 2950
                             Houston, Texas 77002
                            Phone:  (713) 650-8900
                             Fax:  (713) 650-3232
(Name, address, including zip code and telephone number, including area code,
                ----------------------------------------------------------
 of agent for service)
                                  Copies To:
                                Robert G. Reedy
                            Porter & Hedges, L.L.P.
                       700 Louisiana Street, 35th Floor
                           Houston, Texas 77002-2764
                            Phone:  (713) 226-0600
                             Fax:  (713) 228-1331

  Approximate date of commencement of proposed sale to public: From time to time after the Registration Statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box.[X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[]

  If delivery of the prospectus is expected to be made pursuant to Rule 434,
                                               _____________________________
please check the following box.[]
____________

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                        TABLE OF ADDITIONAL REGISTRANTS

                   UNDER REGISTRATION STATEMENT ON FORM S-3

     The following subsidiaries of Midcoast Energy Resources, Inc. are co-registrants under this Registration Statement for the purpose of providing guarantees, if any, of payments on Debt Securities registered hereunder:


                                                           JURISDICTION OF        I.R.S. EMPLOYER
NAME                                                       INCORPORATION          IDENTIFICATION NO.
----                                                       -------------          ------------------
Magnolia Resources, Inc.......................              Mississippi                 64-0883884

Magnolia Gathering, Inc.......................              Alabama                     72-1347862

Magnolia Pipeline Corporation.................              Alabama                     63-1010510

Midcoast Holdings No. One, Inc................              Delaware                    76-0410558

Midcoast Marketing, Inc.......................              Texas                       76-0332574

Midcoast Interstate Transmission, Inc.........              Alabama                     63-0272062

Tennessee River Intrastate Gas Company, Inc...              Alabama                     63-0935012

Mid Louisiana Gas Transmission Company........              Delaware                    84-1074614

Mid Louisiana Gas Company.....................              Texas                       72-0460300

Midcoast Gas Pipeline, Inc....................              Texas                       76-0523886

Midcoast Gas Services, Inc....................              Delaware                    76-0578910

Creole Gas Pipeline Corporation...............              Louisiana                   72-0567819

Midcoast Kansas Pipeline, Inc.................              Delaware                    76-0622256

Midcoast Kansas General Partner, Inc..........              Delaware                    76-0622258

                                 General

          This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Commission File No. 333-70371) of Midcoast Energy Resources, Inc., a Nevada corporation, is filed pursuant to Rule 414(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), by Midcoast Energy Resources, Inc., a Texas corporation, which is the successor to the original Nevada company after a merger effective on September 23, 1999. The merger was completed for the purpose of changing the Company's state of incorporation to Texas. Prior to the reincorporation, the Texas corporation had no assets or liabilities other than nominal assets or liabilities. In connection with the reincorporation, the Texas corporation succeeded by operation of law to all of the assets and liabilities of the original Nevada corporation. The reincorporation was approved by the shareholders of the original Nevada corporation at a meeting for which proxies were solicited according to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "EXchange Act").

          In connection with the reincorporation, the Texas corporation hereby adopts this registration statement as its own for all purposes of the Securities Act and the Exchange Act. After giving effect to the filing of this Post-Effective Amendment No. 1, the original Nevada corporation will no longer be the issuer of the securities covered by this registration statement or be the registrant hereunder. Instead, this registration statement will cover the securities of the Texas corporation.

          Description of the Reincorporation. On February 22, 1999, the Board of Directors of the original Nevada corporation approved, subject to shareholder approval, a reincorporation proposal whereby the original Nevada corporation would be merged into its wholly-owned subsidiary, Midcoast Pipeline, Inc., a Texas corporation, which, after the merger, was renamed Midcoast Energy Resources, Inc. The shareholders approved of the reincorporation at the annual meeting on May 17, 1999. The reincorporation was accomplished according to the terms of an Agreement and Plan of Merger, dated as of September 22, 1999, between the original Nevada corporation and the Texas corporation whereby (i) the original Nevada corporation merged with and into the Texas corporation, with the Texas corporation being the surviving corporation, (ii) each outstanding share of the original Nevada corporation was converted into one share of the Texas corporation common stock, and (iii) the Articles of Incorporation and the Bylaws of the Texas corporation became the governing documents for the surviving corporation. As a result of the reincorporation, the original Nevada corporation became a Texas company.

          The reincorporation is described more fully in the 1999 Proxy Statement of the original Nevada corporation.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          SEC rules allow us to include some of the information required to be in the registration statement by incorporating that information by reference to documents we file with the SEC. That means we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus. Furthermore, information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below, including any future filings made with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), until we sell all of the securities covered by this prospectus:

          . Current Reports on Form 8-K, filed on October 21, 1996 and Form 8-K/A filed on November 13, 1996;

          . Current Reports on Form 8-K, filed on November 13, 1997 and Form 8-K/A filed on January 12, 1998;

          . Current Reports on Form 8-K, filed on September 22, 1998 and Form 8-K/A filed on November 20, 1998; and

          .    Annual Report on Form 10-K for the year ended December 31, 1998;

          .    Proxy Statement on Schedule 14A, filed on April 19, 1999;

          .    Quarterly Report on Form 10-Q for the quarter ended March 31,
               1999;

          .    Quarterly Report on Form 10-Q for the quarter ended June 30,
               1999;

          . Quarterly Report on Form 10-Q for the quarter ended September 30, 1999;

          . Current Reports on Form 8-K, filed on May 28, 1999, September 29, 1999, October 15, 1999 and November 19, 1999;

          . Prospectus filed on May 26, 1999, pursuant to Rule 424(b) of the Securities Act; and

          . The description of the Company's common stock contained in Form 8-A, filed on July 24 ,1996, including any amendments or reports that have been filed to update the description.

          We will provide, without charge, to each person to whom a copy of this prospectus has been delivered, including nay beneficial owner, a copy of any of these filings, by writing or telephoning us at the following address:

               Midcoast Energy Resources, Inc.
               1100 Louisiana, Suite 2950
               Houston, Texas 77002
               (713) 650-8900
               Attention: Duane S. Herbst, Corporate Secretary

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          The Articles of Incorporation and Bylaws of the Texas Corporation require the Company to indemnify its directors and officers to the fullest extent permitted under Texas law. The Articles of Incorporation limit the personal liability of a director to the corporation or its shareholders to damages for: (i) any breach of the director's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) an act or omission for which the liability of a director is expressly provided for by an applicable statute, or (iv) any transaction from which the director derived an improper personal benefit.

          Furthermore, pursuant to certain indemnity agreements executed by each current director and executive officer, the Company must indemnify, defend and hold harmless its directors and officers from and against any loss, liability or claim arising out of or relating to their capacities as such. There is in effect for the Company an insurance policy providing directors and officers with indemnification, subject to certain exclusions and to the extent not otherwise indemnified by the Company, against loss (including expenses incurred in the defense of actions, suits or proceedings in connection therewith) arising from any negligent act, error, omission or breach of duty while acting in their capacity as directors and officers of the Company. The policy also reimburses the Company for liability incurred in the indemnification of its directors and officers.

          Summary of Texas Law. The following is a summary of the indemnification provisions of Texas law.

          Scope.  A corporation is permitted to provide indemnification or
          -----
advancement of expenses, by a bylaw provision, agreement, security arrangement or otherwise against judgments, penalties, fines, settlements and reasonable expenses actually incurred by an indemnified party in connection with a proceeding. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses, and no indemnification will be available if the person is found liable for willful or intentional misconduct.

          Advancement of Expenses.  Reasonable court costs and attorneys' fees
          -----------------------
incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after the corporation receives (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if indemnification for such expenses is precluded under Texas law.

          Procedure for Indemnification. Texas law provides that a
          -----------------------------
determination that indemnification is appropriate under Texas law shall be made
(i) by a majority vote of a quorum consisting of directors who are not party to the proceeding, (ii) if such a quorum cannot be obtained, by a special committee of the board of directors consisting of at least two directors not party to the proceeding, (iii) by special legal counsel, or (iv) by stockholder vote.

          Mandatory Indemnification.  Under Texas law, indemnification by the
          -------------------------
corporation is mandatory only if the director is wholly successful, on the merits or otherwise, in the defense of the proceeding.

          Insurance.  Texas law allows a corporation to purchase and maintain
          ---------
insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person whether or not the corporation would have the power to indemnify him against that liability. In addition, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement.

          Standard of Care. In general, directors are charged with the duty in
          ----------------
their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person's own affairs.

          Stockholder Reports. Texas law requires a report to the stockholders
          -------------------
upon indemnification or advancement of expenses.

          Limited Liability of Directors.  Texas law permits a corporation to
          ------------------------------
eliminate in its charter all monetary liability of a director to the corporation or its stockholders for conduct in the performance of such director's duties. However, Texas law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its stockholders;
(ii) failing to act in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) engaging in a transaction from which the director obtains an improper benefit; or (v) violating applicable statutes which expressly provide for the liability of a director.

          Insofar as indemnification for liabilities arising out of the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.

 EXHIBIT NO.            DESCRIPTION
 -----------            -----------
   *2.1                 Plan and Agreement of Merger of Midcoast Energy Resources, Inc., a Nevada
                        corporation, and Midcoast Pipeline, Inc., a Texas corporation, dated as of
                        September 22, 1999.  Incorporated by reference to Exhibit 2.1 to the Company's
                        Current Report on Form 8-K dated September 29, 1999.

   *3.1                 Amended and Restated Articles of Incorporation of the Company.  Incorporated
                        by reference to Exhibit 3.1 to the Company=s Current Report on Form 8-K dated
                        September 29, 1999.

   *3.2                 Bylaws of the Company.  Incorporated by reference to Exhibit 2.1 to the
                        Company's Current Report on Form 8-K dated September 29, 1999.

    5.1                 Opinion of Porter & Hedges, L.L.P.

   23.1                 Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1).

   23.2                 Consent of Hein + Associates, L.L.P.

   24.1                 Powers of Attorney for Midcoast Kansas Pipeline, Inc. and Midcoast Kansas
                        General Partner, Inc. (included on signature pages)
----------------------
*  Previously filed.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Midcoast Energy Resources, Inc.


                                    By:  /s/ Dan C. Tutcher
                                       ------------------------------------
                                            Dan C. Tutcher
                                      President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                   Title                                Date
               ---------                                   -----                                ----
             /s/ Dan C. Tutcher                      Chairman of the Board of            November 24, 1999
---------------------------------------              Directors, President and
             (Dan C. Tutcher)                        Chief Executive Officer


                   *                                 Vice President of Operations        November 24, 1999
---------------------------------------                     and Director
             (I. J. Berthelot, II)


                   *                              Treasurer and Principal Financial      November 24, 1999
---------------------------------------                  Officer (Principal
             (Richard A. Robert)                         Accounting Officer)


                   *                                          Director                   November 24, 1999
---------------------------------------
             (Ted Collins)


                                                              Director                   November 24, 1999
----------------------------------------
             (Curtis J. Dufour, III)


                   *                                          Director                   November 24, 1999
---------------------------------------
             (Richard N. Richards)


                   *                                          Director                   November 24, 1999
---------------------------------------
             (Bruce Withers)


 *By:        /s/ Dan C. Tutcher
     -----------------------------------
             Dan C. Tutcher
           as Attorney-in-Fact

                                SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Magnolia Resources, Inc.


                                    By:        /s/ Dan C. Tutcher
                                         ------------------------------------
                                                   Dan C. Tutcher
                                                     President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                   Title                        Date
               ---------                                   -----                        ----
           /s/ Dan C. Tutcher                      President and Director         November 24, 1999
---------------------------------------         (Principal Executive Officer)
              (Dan C. Tutcher)


                  *                                    Vice President             November 24, 1999
---------------------------------------                and Director
           (I. J. Berthelot, II)


                  *                             Treasurer and Chief Financial     November 24, 1999
---------------------------------------               Officer (Principal
             (Richard A. Robert)                      Accounting Officer)


 *By:      /s/ Dan C. Tutcher
     ----------------------------------
              Dan C. Tutcher
            as Attorney-in-Fact

                                 SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Magnolia Gathering, Inc.


                                    By:  /s/ Dan C. Tutcher
                                       -------------------------
                                           Dan C. Tutcher
                                             President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                   Title                            Date
               ---------                                   -----                            ----
           /s/ Dan C. Tutcher                      President and Director             November 24, 1999
---------------------------------------         (Principal Executive Officer)
             (Dan C. Tutcher)


                    *                                  Vice President                 November 24, 1999
---------------------------------------                and Director
         (I. J. Berthelot, II)


                    *                           Treasurer and Chief Financial         November 24, 1999
---------------------------------------               Officer (Principal
          (Richard A. Robert)                         Accounting Officer)


 *By:     /s/ Dan C. Tutcher
     -----------------------------------
             Dan C. Tutcher
          as Attorney-in-Fact

                                 SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Magnolia Pipeline Inc.


                                    By:                 *
                                       --------------------------------------
                                                Stevens G. Herbst
                                                   President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

                Signature                                  Title                            Date
               ---------                                   -----                            ----
                   *                               President and Director            November 24, 1999
---------------------------------------
          (Stevens G. Herbst)


                   *                               Executive Vice President,         November 24, 1999
---------------------------------------             Chief Operating Officer
          (I. J. Berthelot, II)                          and Director


           /s/ Dan C. Tutcher                      Vice President and Director       November 24, 1999
---------------------------------------
             (Dan C. Tutcher)


                   *                               Treasurer, Chief Financial        November 24, 1999
---------------------------------------              Officer and principal
          (Richard A. Robert)                         accounting officer


 *By:   /s/ Dan C. Tutcher
     ----------------------------------
            Dan C. Tutcher
         as Attorney-in-Fact

                                 SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Midcoast Holdings No. One, Inc.


                                    By:       /s/ Dan C. Tutcher
                                       -----------------------------------
                                                 Dan C. Tutcher
                                                    President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                  Title                            Date
               ---------                                  -----                            ----
           /s/ Dan C. Tutcher                    President and Director               November 24, 1999
---------------------------------------
             (Dan C. Tutcher)


                  *                              Executive Vice President             November 24, 1999
---------------------------------------               and Director
         (Stevens G. HerbstI)

                  *                              Treasurer and principal              November 24, 1999
---------------------------------------             accounting officer
           (Richard A. Robert)


 *By:      /s/ Dan C. Tutcher
     ----------------------------------
             Dan C. Tutcher
          as Attorney-in-Fact

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                           Midcoast Marketing, Inc.


                                           By:                *
                                              ---------------------------------
                                                         Mark Fuqua
                                                         President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                  Title                           Date
               ---------                                  -----                           ----
                  *                                     President                     November 24, 1999
--------------------------------------
             (Mark Fuqua)

             /s/ Dan C. Tutcher                  Chief Executive Officer              November 24, 1999
---------------------------------------
             (Dan C. Tutcher)                         and Director

                    *                           Vice President and Director           November 24, 1999
---------------------------------------
             (Stevens G. HerbstI)

                    *                            Treasurer, Chief Financial           November 24, 1999
---------------------------------------
             (Richard A. Robert)                  Officer and principal
                                                    accounting officer
             /s/ Dan C. Tutcher
*By:-----------------------------------
             Dan C. Tutcher
           as Attorney-in-Fact



                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                         Midcoast Interstate Transmission, Inc.


                                         By:                *
                                             ----------------------------------
                                                      E. P. Marinos
                                                 Chief Executive Office

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


               Signature                                  Title                     Date
               ---------                                  -----                     ----


                   *                           Chief Executive Officer and            November 24, 1999
---------------------------------------
             (E. P. Marinos)                      Chairman of the Board
                                              (Principal Executive Officer)


                     *                           Treasurer, Chief Financial           November 24, 1999
---------------------------------------
             (Richard A. Robert)                  Officer and principal
                                                    accounting officer


          /s/ Dan C. Tutcher                        Chairman of the Board
 --------------------------------------                                               November 24, 1999
             (Dan C. Tutcher)                          of Directors



                     *                                   Director                     November 24, 1999
---------------------------------------
             (I. J. Berthelot, II)



                     *                                   Director                     November 24, 1999
---------------------------------------
             (Bruce Withers)


                     *                                   Director                     November 24, 1999
---------------------------------------
             (Richard N. Robert)



*By:      /s/ Dan C. Tutcher
     ----------------------------------
              Dan C. Tutcher
           as Attorney-in-Fact


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Tennessee River Intrastate Gas Company, Inc.


                                    By:                    *
                                        ---------------------------------------
                                                     E. P. Marinos
                                                       President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


               Signature                                  Title                           Date
               ---------                                  -----                           ----

                    *                            President and Director               November 24, 1999
---------------------------------------
             (E. P. Marinos)                (Principal Executive Officer)


                    *                           Treasurer, Chief Financial            November 24, 1999
---------------------------------------
           (Richard A. Robert)                    Officer and principal
                                                    accounting officer

           /s/ Dan C. Tutcher                      Chairman of the Board              November 24, 1999
---------------------------------------
             (Dan C. Tutcher)                          of Directors


                    *                                  Director                       November 24, 1999
---------------------------------------
             (I. J. Berthelot, II)



*By:   /s/ Dan C. Tutcher
     ----------------------------------
          Dan C. Tutcher
          as Attorney-in-Fact


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Mid Louisiana Gas Transmission Company


                                    By:         /s/ Dan C. Tutcher
                                        -------------------------------------
                                                   Dan C. Tutcher
                                                     President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


               Signature                                  Title                        Date
               ---------                                  -----                        ----


             /s/ Dan C. Tutcher                   President and Director        November 24, 1999
---------------------------------------
             (Dan C. Tutcher)

                     *                            Treasurer and principal       November 24, 1999
---------------------------------------
             (Richard A. Robert)                     accounting officer


                     *                                    Director              November 24, 1999
---------------------------------------
             (Stevens G. Herbst)


*By:   /s/ Dan C. Tutcher
    -----------------------------------
           Dan C. Tutcher
         as Attorney-in-Fact


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Mid Louisiana Gas Company


                                    By:        /s/ Dan C. Tutcher
                                        --------------------------------------
                                                   Dan C. Tutcher
                                                      President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


               Signature                                  Title                        Date
               ---------                                  -----                        ----

             /s/ Dan C. Tutcher                  President and Director        November 24, 1999
---------------------------------------
             (Dan C. Tutcher)


                      *                          Treasurer and principal       November 24, 1999
---------------------------------------             accounting officer
             (Richard A. Robert)


                      *                                 Director               November 24, 1999
---------------------------------------
             (Stevens G. Herbst)



*By:   /s/ Dan C. Tutcher
    ----------------------------------
           Dan C. Tutcher
        as Attorney-in-Fact


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.

                                    Midcoast Gas Pipeline, Inc.


                                                           *
                                    By: ______________________________________
                                                   Stevens G. Herbst
                                                       President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


               Signature                                  Title                        Date
               ---------                                  -----                        ----

                      *                         President and Director          November 24, 1999
---------------------------------------
             (Stevens G. Herbst)


             /s/ Dan C. Tutcher                 Executive Vice President        November 24, 1999
---------------------------------------
             (Dan C. Tutcher)                        and Director


                     *                          Vice President and Director     November 24, 1999
---------------------------------------
             (I. J. Berthelot, II))


                     *                            Treasurer and principal       November 24, 1999
---------------------------------------
             (Richard A. Robert)                      accounting officer


*By:   /s/ Dan C. Tutcher
      --------------------------------
           Dan C. Tutcher
         as Attorney-in-Fact


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Midcoast Gas Services, Inc.


                                    By:          /s/ Dan C. Tutcher
                                        --------------------------------------
                                                   Dan C. Tutcher
                                                      President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                  Title                        Date
               ---------                                  -----                        ----

             /s/ Dan C. Tutcher                   President and Director          November 24, 1999
---------------------------------------
             (Dan C. Tutcher)

                      *                           Treasurer, Chief Financial      November 24, 1999
---------------------------------------
             (Richard A. Robert)                  Officer and principal
                                                    accounting officer

                      *                                 Director                  November 24, 1999
---------------------------------------
             (Stevens G. Herbst)


*By:         /s/ Dan C. Tutcher
     ----------------------------------
             Dan C. Tutcher
           as Attorney-in-Fact

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Creole Gas Pipeline Corporation


                                    By:           /s/ Dan C. Tutcher
                                        --------------------------------------
                                                   Dan C. Tutcher
                                                     President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


               Signature                                  Title                        Date
               ---------                                  -----                        ----

             /s/ Dan C. Tutcher                  President and Director         November 24, 1999
---------------------------------------
             (Dan C. Tutcher)


                     *                           Treasurer, Chief Financial     November 24, 1999
---------------------------------------
             (Richard A. Robert)                   Officer and principal
                                                    accounting officer

                     *                                  Director                November 24, 1999
---------------------------------------
             (Stevens G. Herbst)



*By:   /s/ Dan C. Tutcher
     ---------------------------------
           Dan C. Tutcher
         as Attorney-in-Fact


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Midcoast Kansas Pipeline, Inc.


                                    By:        /s/ Dan C. Tutcher
                                        --------------------------------------
                                                   Dan C. Tutcher
                                                     President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated, and each of the undersigned officers and directors of Midcoast Kansas Pipeline, Inc. hereby severally constitutes and appionts Dan C. Tutcher and Duane S. Herbst, and each of them,to sign for him, and in his name in the capacity indicated below, such Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 and for the purpose of registereing such securities under the Securities Act of 1933, as amended, and any and all amendments thereto, including without limitation any registration statements or post-effective amendment thereof filed under and meeting the requirements of Rule 462(b) under the Securities Act, hereby ratifying and confirming our signatures as they may be signed by our attorneys to such registration statement and any and all amendments thereto.



               Signature                                  Title                       Date
               ---------                                  -----                       ----

             /s/ Dan C. Tutcher                  President and Director         November 24, 1999
---------------------------------------       (Principal Executive Officer)
             (Dan C. Tutcher)


            /s/ Stevens G. Herbst                         Director              November 24, 1999
---------------------------------------
             (Stevens G. Herbst)

           /s/ Richard A. Robert               Treasurer and Chief Financial    November 24, 1999
---------------------------------------        Officer (Principal Accounting
             (Richard A. Robert)                        Officer)

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 24, 1999.


                                    Midcoast Kansas General Partner, Inc.


                                    By:        /s/ Dan C. Tutcher
                                        --------------------------------------
                                                   Dan C. Tutcher
                                                     President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated, and each of the undersigned officers and directors of Midcoast Kansas Pipeline, Inc. hereby severally constitutes and appionts Dan C. Tutcher and Duane S. Herbst, and each of them,to sign for him, and in his name in the capacity indicated below, such Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 and for the purpose of registereing such securities under the Securities Act of 1933, as amended, and any and all amendments thereto, including without limitation any registration statements or post-effective amendment thereof filed under and meeting the requirements of Rule 462(b) under the Securities Act, hereby ratifying and confirming our signatures as they may be signed by our attorneys to such registration statement and any and all amendments thereto.



               Signature                                  Title                       Date
               ---------                                  -----                       ----

             /s/ Dan C. Tutcher                  President and Director         November 24, 1999
---------------------------------------       (Principal Executive Officer)
             (Dan C. Tutcher)


            /s/ Stevens G. Herbst                         Director              November 24, 1999
---------------------------------------
             (Stevens G. Herbst)

           /s/ Richard A. Robert               Treasurer and Chief Financial    November 24, 1999
---------------------------------------        Officer (Principal Accounting
             (Richard A. Robert)                        Officer)

                                 EXHIBITS



 EXHIBIT NO.      DESCRIPTION
 -----------      -----------


*2.1              Plan and Agreement of Merger of Midcoast Energy Resources, Inc., a Nevada
                  corporation, and Midcoast Pipeline, Inc., a Texas corporation, dated as of
                  September 22, 1999.  Incorporated by reference to Exhibit 2.1 to the Company=s
                  Current Report on Form 8-K dated September 29, 1999.

*3.1              Amended and Restated Articles of Incorporation of the Company.  Incorporated
                  by reference to Exhibit 3.1 to the Company=s Current Report on Form 8-K dated
                  September 29, 1999.

*3.2              Bylaws of the Company.  Incorporated by reference to Exhibit 3.1 to the
                  Company=s Current Report on Form 8-K dated September 29, 1999.

 5.1              Opinion of Porter & Hedges, L.L.P.

23.1              Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1).

23.2              Consent of Hein + Associates, L.L.P.

24.1              Powers of Attorney for Midcoast Kansas Pipeline, Inc. and Midcoast Kansas
                  General Partner, Inc. (included on signature pages).

-------------------------------------------
*  Previously filed.

                                       20